UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 5, 2025

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 001-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

13907 S. Minuteman Drive, Suite 500

Draper, Utah 84020

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report:

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Explanatory Note

On August 5, 2025, Franklin Covey Co. (the Company) announced that effective September 1, 2025, Holly Procter would begin service as the President of the Enterprise Division. Ms. Procter joined Franklin Covey in June 2024 and was appointed to the role of Chief Revenue Officer and a member of the executive leadership team in November 2024. At the time this change was announced, compensation for Ms. Procter was not finalized.

The purpose of this amendment to the report filed on Form 8-K with the Securities and Exchange Commission on August 7, 2025, is to provide disclosure of the compensation changes for Ms. Procter in her new responsibilities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Ms. Procter’s transition to the President of the Enterprise Division, the following annual compensation adjustments were approved by the Board of Directors:

Compensation Element	New Amount
Base Salary	$ 435,000
Short-term incentive plan (cash)(1)	304,500
Long-term incentive plan (equity)(1)	500,000

(1)Amounts presented in the table above for short- and long-term incentive plan awards are variable and are shown at the target amount, or achievement of 100% of the specified metrics. The actual amount paid may be either higher or lower than the amount shown depending on the actual achievement of the plan’s specified metrics. The change in base salary takes effect on December 1, 2025, and the incentive plan compensation elements are effective September 1, 2025, and will be measured for the full fiscal year.

Ms. Procter will be paid in accordance with the Company’s compensation programs for executive officers as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on December 20, 2024. Ms. Procter will also be eligible to participate in the Company’s change-in-control policy applicable to all of the Company’s executives and severance policy applicable to all of the Company’s employees.

Item 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: November 24, 2025	By:	/s/ Jessica G. Betjemann
Jessica G. Betjemann
Chief Financial Officer